                                                                   EXHIBIT 10.8

                        AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of March 29, 2001, is entered into by and among CERIDIAN CORPORATION, a Delaware corporation, (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), BANK OF AMERICA, N.A., as the Administrative Agent and L/C Issuer (the "Administrative Agent"), and FLEET NATIONAL BANK, as the Syndication Agent.

                                   RECITALS

         A. The Borrower, Lenders, and Administrative Agent are parties to a Credit Agreement dated as of January 31, 2001 (the "Credit Agreement") pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement and the schedules thereto.

         C. The Lenders are willing to amend the Credit Agreement and the schedules thereto, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.       Amendments to Credit Agreement.

                  (a) Section 7.07(a)(i) of the Credit Agreement shall be amended by deleting such subsection in its entirety and replacing it with the following:

                           (i)      declare and make (A) the Distribution, or
                  (B) dividend payments or other distributions payable solely in shares of its common stock (and solely in respect of fractional shares, cash of a de minimis amount), or (C) pursuant to the terms of a shareholder rights agreement approved by Borrower's board of directors, distributions on a ratable basis to all then-existing common stock shareholders payable solely in shares of preferred stock of the Borrower, or rights or options to acquire additional shares of its common stock upon the occurrence of certain events, and provided there exists no Default or Event of Default, cash payments by the Borrower upon the redemption or purchase by the Borrower of such rights or options, not exceeding in the aggregate for all such payments from and after the Closing Date $200,000;

                  (b) Schedule 5.21 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with Schedule 5.21 as attached hereto;

                                      1.

                  (c) Section 6.15(a) of the Credit Agreement shall be amended by deleting the clause beginning with "provided, however," and continuing to the end of the subsection and replacing it with the following:

                  provided, however, that (i) that if any additional Subsidiary so incorporated, created or acquired is a Foreign Subsidiary of a Subsidiary incorporated within the United States, in no event shall more than 65% of the capital stock of any such Foreign Subsidiary be required to be so pledged, and (ii) no such pledge of capital stock shall be required if such Foreign Subsidiary is a Subsidiary of another Foreign Subsidiary.

         3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                  (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         4. Effective Date. This Amendment will become effective on the date shown first above (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                  (a) The Administrative Agent has received from the Borrower and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").

                  (b) The Administrative Agent has received from the Borrower and all guarantors a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment (or the Consent, as applicable).

                  (c) All representations and warranties contained herein are true and correct as of the Effective Date.

                                      2.

         5.       Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) The Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                      3.

                                      CERIDIAN CORPORATION


                                      By: /s/ JOHN H. GRIERSON
                                         --------------------------------------

                                      Title: Vice President and Treasurer
                                            -----------------------------------


                                      BANK OF AMERICA , N.A., as
                                      Administrative Agent, a Lender and L/C
                                      Issuer


                                      By: /s/ CHITT SWAMIDASAN
                                         --------------------------------------

                                      Title: Principal
                                            -----------------------------------


                                      FLEET NATIONAL BANK,  as a Lender

                                      By: /s/ RICK ANDERSON
                                         --------------------------------------

                                      Title: Group Manager
                                            -----------------------------------

                                      U.S. NATIONAL ASSOCIATION, as a Lender


                                      By: /s/ ELLIOT J. JAFFEE
                                         --------------------------------------

                                      Title: Senior Vice President
                                            -----------------------------------

                                      THE CHASE MANHATTAN BANK, as a Lender


                                      By: /s/ CAROL A. KORNBLUTH
                                         --------------------------------------

                                      Title: Vice President
                                            -----------------------------------

                                      4.

                                      THE BANK OF NEW YORK, as a Lender

                                      By: /s/ KRISTEN E. TALABER
                                         --------------------------------------

                                      Title: Vice President
                                            -----------------------------------


                                      BNP PARIBAS, as a Lender


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      BEAR STEARNS CORPORATE LENDING INC., as
                                      a Lender

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      CITIZENS BANK OF MASSACHUSETTS, as a
                                      Lender


                                      By: /s/ ERRIN SIAGEL
                                         --------------------------------------

                                      Title: V.P.
                                            -----------------------------------

                                      THE ROYAL BANK OF SCOTLAND PLC, as a
                                      Lender


                                      By: /s/ LEE MORSE
                                         --------------------------------------

                                      Title: Vice President
                                            -----------------------------------


                                      5.

                     GUARANTOR ACKNOWLEDGMENT AND CONSENT



         The undersigned, each a Guarantor with respect to Borrower's Obligations to Administrative Agent and the Lenders under the terms of the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Borrower of the foregoing Amendment to Credit Agreement dated as of March ___, 2001 (the "Amendment"), and (ii) reaffirm and agree that the respective Guaranty as to which each of the undersigned is party, and all other Loan Documents and agreements executed and delivered by the undersigned to Administrative Agent and the Lenders in connection with the Credit Agreement, are in full force and effect without defense, offset or counterclaim.

         All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

         This Guarantor Acknowledgment and Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument.



                                   NEW CERIDIAN CORPORATION

                                   By: /s/ JOHN H. GRIERSON
                                      -------------------------------------

                                   Title: Vice President and Treasurer
                                          ---------------------------------

                                   ARBITRON HOLDINGS INC.

                                   By: /s/ JOHN H. GRIERSON
                                      -------------------------------------

                                   Title: Vice President and Treasurer
                                          ---------------------------------


                                      6.

                                                                  SCHEDULE 5.21

                         CAPITALIZATION; SUBSIDIARIES


                   Information as of the Effectiveness Date

         1.       Borrower's capitalization as of the Effectiveness Date:

                  No. shares authorized: 500,000,000

                  No. shares issued: 161,685,596

                  No. shares outstanding: 145,681,462

                  Please note that the shares listed above are subject to a reverse stock split at a ratio of one-for-five. The reverse stock split will be effective immediately after the Spin-Off Consummation Date.



         2. Following is a list of Borrower's Subsidiaries as of the Effectiveness Date:


-----------------------------------------------------------------------------------------------------------------------
                                                                                                       NO. OF SHARES
                                                     STATE OR OTHER          PERCENTAGE OF VOTING       AUTHORIZED/
                                                    JURISDICTION OF          SECURITIES OWNED BY         ISSUED &
SUBSIDIARY                                            ORGANIZATION             IMMEDIATE PARENT         OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Arbitron Holdings Inc. (First Tier Arbitron
subsidiary) formed in October 2000             Delaware                    100%                      1,000/1,000
-----------------------------------------------------------------------------------------------------------------------
CSW Research Ltd. (First Tier subsidiary of                                                          410,000/
Arbitron Holdings, Inc.)                       United Kingdom              100%                      405,000
-----------------------------------------------------------------------------------------------------------------------
Euro-Fieldwork Ltd. (Second Tier Arbitron
subsidiary, First Tier subsidiary of CSW
Research Ltd.)                                 United Kingdom              100%                      1,000/1,000
-----------------------------------------------------------------------------------------------------------------------
Ceridian Infotech (India) Private Limited                                                            8,400,000/
(First Tier Arbitron subsidiary)               India                       100%                      1,712,374
-----------------------------------------------------------------------------------------------------------------------
ABR Information Services, Inc.                 Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     ABR Employer Services, Inc.               Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     ABR Properties, Inc.                      Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     BMC Consultants, Inc.                     Colorado                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------

                                      7.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       NO. OF SHARES
                                                     STATE OR OTHER          PERCENTAGE OF VOTING       AUTHORIZED/
                                                    JURISDICTION OF          SECURITIES OWNED BY         ISSUED &
SUBSIDIARY                                            ORGANIZATION             IMMEDIATE PARENT         OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
     Ceridian Benefits Services, Inc.
     (f/k/a ABR Benefits Services, Inc.)       Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Ceridian Retirement Plan Services, Inc.
     (f/k/a ABR Retirement Plan Services,
     Inc.)                                     Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Charing Company, Inc.                     Wisconsin                   100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Chowning, Ltd.                            Wisconsin                   100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         The Barrington Group                  Wisconsin                   100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Matthews, Malone & Associates, Ltd.       Arizona                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     MidAtlantic 401(k) Services, Inc.         Virginia                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Western Pension Service Corporation       California                  100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         Ceridian Investors Advisors, Inc.
         (f/k/a ABR Investment Advisors,
         Inc.)                                 Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Arbat Middle East E.C. (held in trust)
(inactive)                                     Bahrain                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Ceridian Canada Holdings, Inc.                 Delaware                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Ceridian Canada Ltd.                      Canada                      100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         33444651 Canada Ltd.                  Canada                      100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Ceridian Performance Partners Ltd.        Canada                      100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Ceridian Holdings U.K. Limited                 United Kingdom              100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Centrefile Limited                        United Kingdom              100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         Centrefile APS Limited                United Kingdom              100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         Centrefile (Mauritius) Ltd.           Mauritius                   100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Ceridian Performance Partners Limited     United Kingdom              100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
         Usertech UK Limited                   United Kingdom              100%                      N/A
-----------------------------------------------------------------------------------------------------------------------

                                      8.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       NO. OF SHARES
                                                     STATE OR OTHER          PERCENTAGE OF VOTING       AUTHORIZED/
                                                    JURISDICTION OF          SECURITIES OWNED BY         ISSUED &
SUBSIDIARY                                            ORGANIZATION             IMMEDIATE PARENT         OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Ceridian Tax Services, Inc.                    California                  100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Comdata Network, Inc.                          Maryland                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Comdata Network Inc. of California        California                  100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Comdata Telecommunications Services,
     Inc.                                      Delaware                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     International Automated Energy Systems,
     Inc.                                      Florida                     100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Permicom Permits Services, Inc.           Canada                      100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
     Stored Value Systems, Inc.                Delaware                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Computing Devices International Satellite
Services, Inc.                                 Delaware                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Partnership Group, Inc., The                   Pennsylvania                100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
Plan Ware Inc. (inactive)                      Pennsylvania                100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
POWERPAY.COM INC.
(f/k/a Ceridian Small Business Solutions,
Inc.)                                          New Jersey                  100%                      N/A
-----------------------------------------------------------------------------------------------------------------------
User Technology Services, Inc.                 New York                    100%                      N/A
-----------------------------------------------------------------------------------------------------------------------


3. Following is a list of Borrower's Arbitron Subsidiaries as of the Effectiveness Date:

-----------------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                          STATE OR OTHER JURISDICTION OF ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------
Arbitron Holdings Inc.                                       Delaware
-----------------------------------------------------------------------------------------------------------------------
     CSW Research Limited                                    United Kingdom
-----------------------------------------------------------------------------------------------------------------------
         Euro-Fieldwork Limited                              United Kingdom
-----------------------------------------------------------------------------------------------------------------------
Ceridian Infotech (India) Private Limited                    India
-----------------------------------------------------------------------------------------------------------------------

                                      9.

4. Following is a list of Borrower's Material Subsidiaries as of the Effectiveness Date:

----------------------------------------------------------------------------------------------------------------------
MATERIAL SUBSIDIARIES                                        STATE OR OTHER JURISDICTION OF ORGANIZATION
----------------------------------------------------------------------------------------------------------------------
ABR Information Services, Inc.                               Florida
----------------------------------------------------------------------------------------------------------------------
Comdata Network, Inc.                                        Maryland
----------------------------------------------------------------------------------------------------------------------


               Information as of the Spin-Off Consummation Date

1. Following is a list of Borrower's Arbitron Subsidiaries after the Spin-Off Consummation Date:

----------------------------------------------------------------------------------------------------------------------
                                                                                                     NO. OF SHARES
                                                                           PERCENTAGE OF VOTING       AUTHORIZED/
                                       STATE OR OTHER JURISDICTION OF      SECURITIES OWNED BY          ISSUED &
SUBSIDIARY                                       ORGANIZATION                IMMEDIATE PARENT         OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
Arbitron Holdings Inc.                 Delaware                          100%                      1,000/1,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                   410,000/
     CSW Research Limited              United Kingdom                    100%                      405,000
----------------------------------------------------------------------------------------------------------------------
         Euro-Fieldwork Limited        United Kingdom                    100%                      1,000/1,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                   8,400,000/
Ceridian Infotech (India) Private
Limited                                India                             100%                      1,712,374
----------------------------------------------------------------------------------------------------------------------


2. There will not be any Material Subsidiaries of the Borrower as of the Spin-Off Consummation Date.


                                     10.